UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2007

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-17089	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 25, 2007, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2007. The full text of the press release containing this information is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(c)

On July 3, 2007, David J. Kaye agreed to join Boston Private Financial Holdings, Inc. (“Boston Private”) as Executive Vice President and Chief Financial Officer (Principal Financial Officer), effective as of July 30, 2007.

Pursuant to the letter agreement entered into between David J. Kaye and Boston Private (the “Offer Letter”), Mr. Kaye will receive a base salary of $300,000 per annum, a signing bonus of $125,000, an annual discretionary cash bonus ranging from 0%-100% of base salary, and on each of August 15, 2007 and August 15, 2008, Mr. Kaye will receive a grant of Boston Private’s restricted common stock with a value of $100,000 each which will vest evenly over three years. The Offer Letter further provides that upon commencement of employment, Mr. Kaye will be eligible to participate in Boston Private’s annual restricted stock and options program, pursuant to which Mr. Kaye will be able to receive a combination of Boston Private restricted common stock and stock options with a value of up to $250,000.

Since June 2007, Mr. Kaye, 43, has been Senior Vice President and Chief Financial Officer of Columbia Management, Bank of America’s asset management organization. From 2005 – June 2007, Mr. Kaye was Senior Vice President and Chief Financial Officer of Bank of America’s Private Bank. Prior to joining Bank of America, Mr. Kaye worked at Goldman, Sachs & Co. from 2000 to 2005, where he served as Vice President and Controller for Goldman Sachs Asset Management, and before that as Vice President, Director of Investment Management Business Planning. Prior to joining Goldman, Sachs & Co., Mr. Kaye held several finance positions at Lehman Brothers and was a consultant with Coopers & Lybrand Consulting.

There are no family relationships among Mr. Kaye and any other directors or officers of Boston Private.

There have been no transactions nor are there any proposed transactions between Boston Private and Mr. Kaye that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Kaye’s appointment as Executive Vice President and Chief Financial Officer has been approved by Boston Private’s board of directors at its July 25, 2007 meeting.

5.02(d)

On July 25, 2007, Boston Private’s Board of Directors increased the number of directors of Boston Private to thirteen and elected Deborah Foye Kuenstner and Adolfo Henriques to serve as members of Boston Private’s Board of Directors, effective July 25, 2007. Ms. Kuenstner was also elected to serve on the Governance Committee and on the Compensation Committee and Mr. Henriques was also elected to serve in the Audit and Risk Management Committee effective July 25, 2007.

Ms. Kuenstner and Mr. Henriques will participate in Boston Private’s standard director compensation arrangements applicable to directors who are not employees of Boston Private described in the Boston Private’s Proxy Statement filed with the Securities and Exchange Commission on March 9, 2007. In accordance with Boston Private’s director compensation program, Ms. Kuenstner and Mr. Henriques are going to receive an annual retainer fee of $30,000 in cash. In addition, Ms. Kuenstner will receive an annual retainer fee of $18,000 payable in cash because she serves on both the Governance Committee and on the Compensation Committee. Also, in addition to the annual retainer fee indicated above, Mr. Henriques will receive an annual retainer fee of $12,000 payable in cash because he will serve on the Audit and Risk Management Committee.

In accordance with Boston Private’s director compensation program, Ms. Kuenstner and Mr. Henriques will also receive $30,000 in shares of common stock and $30,000 in options, both calculated based on the closing price as of May 15, on an annual basis pursuant to the 2004 Stock Option and Incentive Plan (the “2004 Plan”). The 2004 Plan provides that during each fiscal year each Non-Employee Director of the Company may be granted, at the discretion of the Administrator (as defined in the 2004 Plan), Non-qualified Options to acquire up to 7,500 shares of common stock. Each Non-Qualified Option granted to a Non-Employee Director will have an exercise price equal to the fair market value of the shares of common stock of the Company on the grant date and will expire upon its tenth anniversary. Unless otherwise determined by the Administrator, these stock options will be exercisable after the first anniversary of the grant date.

There have been no transactions nor are there any proposed transactions between Boston Private and Ms. Kuenstner or Mr. Henriques that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The election of Ms. Kuenstner and Mr. Henriques was announced in the press release attached hereto as Exhibit 99.1.

5.02(e)

The information regarding Mr. Kaye’s Offer Letter contained in Item 5.02(c) of this Current Report on Form 8-K is incorporated herein by reference.

7.01 Regulation FD Disclosure

On July 23, 2007 Boston Private issued a press release regarding Mr. Kaye’s appointment. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated into this Item 7.01 by reference in its entirety.

The press release and the information contained therein is furnished pursuant to Item 7 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of Boston Private under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by Boston Private that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

The press release (furnished herewith as Exhibit 99.2) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “will” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 25, 2007, regarding second quarter results.

99.2	Press Release dated July 23, 2007, regarding the new chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: July 26, 2007	By:	/s/ Walter M. Pressey
Name: Walter M. Pressey Title: President and Interim Chief Financial Officer